UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

VIPER POWERSPORTS INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51632	41-1200215
(State or other jurisdiction of incorporation or organization)	(Commission File No)	(IRS Employer Identification No.)

2458 West Tech Lane, Auburn, AL	36832
(Address of principal executive offices)	(Zip Code)

(334) 887-4445

(Registrant’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CER 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)
☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

Effective May 7, 2012, Viper Powersports Inc. (the “Company”) issued 3,681,668 shares of unregistered common stock to seven accredited investors in consideration for their conversion of debt and other financial obligations owed to them by the Company in the total amount of $552,250. This issuance of common stock was a non-public offering not involving any commissions or general solicitation, whereby these seven persons acquired these securities for investment, and standard restrictive legends were placed on the related stock certificates. Accordingly, all of these common shares were offered and sold in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2012	Viper Powersports Inc.

	By:	/s/ Timothy Kling
Timothy Kling Chief Financial Officer